DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES OF
                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY






























                                                  AS AMENDED DECEMBER 17, 1996



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              DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES OF
              PUBLIC SERVICE ELECTRIC AND GAS COMPANY, AS AMENDED
                                DECEMBER 17, 1996

      1. PURPOSE. The purpose of this Plan is to provide a method to certain select and key employees of the Company to defer compensation as provided herein.
      2. DEFINITIONS OF TERMS USED IN THIS PLAN. As used in this Plan, the following words and phrases shall have the meanings indicated:
            (a) "Account" - The Deferred Compensation Account described in Paragraph 4 of this Plan.
            (b) "Assets" - All Compensation and interest that have been credited to an Employee's Account in accordance with Paragraph 4 of this Plan.
            (c) "Beneficiary" - The individual(s) and/or entity(ies) designated and defined by Schedule B of the Plan.
            (d)   "Committee"  -  The  Employee  Benefits   Committee  of  the
                  Company.
            (e)   "Company" - Public Service Electric and Gas Company.
            (f) "Compensation" - The total remuneration paid to an Employee for services rendered to the Company, excluding the Company's cost for any public or private employee benefit plan. Compensation deferrable under this Plan shall specifically include any and all amounts transferred from the deferred compensation accounts of the Management Incentive Compensation Plan of Public Service Electric and Gas Company.
            (g) "Deferred Compensation" - The amount of Compensation deferred pursuant to Paragraph 3 of this Plan.
            (h) "Disability" - Disability so as to be incapable of performing further work for the Company that results in termination of employment.
            (i) "Employee" - Each individual member of the Operating Committee of the Company and such other employees of the Company as may be designated by the Committee.
            (j) "Pension Plan" - The Pension Plan of Public Service Electric and Gas Company.
            (k) "Plan" - The Deferred Compensation Plan for Certain Employees of Public Service Electric and Gas Company.


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      3. ELECTION AS TO THE AMOUNT OF  COMPENSATION  THAT IS TO BE DEFERRED.  An
Employee may elect to defer any portion of his Compensation otherwise payable for services rendered for the Company after the date of adoption of this Plan.
      Any such election must be made by filing with the Committee an "Election in Connection with Deferral of Compensation", the form of which is attached to this Plan as Schedule A and is hereinafter referred to as "Schedule A". An Employee may change (using Schedule A for such purposes), not later than December 31 of any year, the amount of Compensation to be deferred by him with respect to the next succeeding calendar year or years. In the calendar year that an Employee first becomes eligible to participate in this Plan, such Employee may elect to defer Compensation for part of that calendar year but only if such election is made within thirty (30) days after the Employee first becomes eligible to participate in this Plan. Compensation may be deferred prospectively only, and the amount of Compensation to be deferred may be changed only with respect to future calendar years.
      4. HOW THE ACCOUNT IS TO BE MAINTAINED.
            (a) Establishment of Account - The Company shall establish an Account for each Employee who elects to participate in the Plan. Each Employee's Account shall be credited at the end of each month with an amount equal to the Deferred Compensation which would have otherwise been payable to him that month.
            (b) Interest on Assets in the Account - The Assets credited to each Employee's Account shall accrue interest each calendar quarter at an annual rate equal to the rate charged by The Chase Manhattan Bank, N.A. on the first business day of such calendar quarter for prime commercial loans of 90 day maturity (based on actual number of days, 360 days to the year), plus 1/2 of 1%. Such interest shall be computed on the average daily balance in the Employee's Account during each calendar quarter, excluding any Assets which have been distributed from the Employee's Account during such quarter, and shall be credited to the Employee's Account and compounded on the last day of March, June, September and December, and interest on Assets distributed from an Employee's Account shall accrue in the same manner to the date of, be credited to the Employee's Account on the date of, and be paid with, such distribution.

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            (c) Title to and Beneficial  Ownership of Assets - The Plan shall be unfunded. The Company shall not be required to segregate any amounts credited to any Employee's Account, which shall be established merely as an accounting convenience. Title to and beneficial ownership of any Assets, whether Deferred
Compensation  or  interest  credited  to  an  Employee's   Account  pursuant  to
Paragraphs 4(a) and (b) hereinabove, shall at all times remain in the Company, and no Employee nor Beneficiary shall have any interest whatsoever in any specific assets of the Company. All Assets shall at all times remain solely the property of the Company subject to the claims of its general creditors and available for the Company's use for whatever purpose desired.
      5.    DISTRIBUTION FROM THE ACCOUNT
            (a) Election as to the Commencement of the Distribution - By election on Schedule A filed with the Committee, an Employee may elect to have distribution from his Account commence either (l) within thirty (30) days after the date he ceases to be employed by the Company or, in the alternative, (2) in the month of January of any calendar year following termination of employment elected by the Employee, but in any event no later than the later of (a) the January of the year following the year of the Employee's 70th birthday or (b) the January following termination of employment. An Employee may change such election by filing a subsequent Schedule A, but any such change shall apply only to future deferrals. The actual date that distribution shall commence shall be a date within the elected period to be determined by the Committee in its sole discretion.
            (b) Election as to the Timing of the Distribution(s) - By election on Schedule A filed with the Committee, an Employee may elect to receive the distribution of his Account in the form of (l) one lump-sum payment, (2) annual distributions over a five-year period or (3) annual distributions over a 10-year period. An Employee may change such election by filing a subsequent Schedule A, but any such change shall apply only to future deferrals. In the event a lump-sum payment is made under this Plan, the Assets credited to an Employee's Account, including interest at the rate provided in Paragraph 4(b) of this Plan to the date of distribution, shall be paid to the Employee on the date determined under Paragraph 5(a) of this Plan. In the case of a distribution over a period of years, the Company shall pay to the Employee on the date determined under Paragraph S(a) of this Plan and on the yearly anniversaries of such date, annual installments of the unpaid balance of the Assets in the Employee's Account, including interest on the unpaid balance at the rate provided in Paragraph 4(b) of this Plan to the date of distribution. The amount of each installment shall be determined by multiplying the then unpaid balance, plus accrued interest, in the Employee's Account by a fraction, the numerator of which is one and the denominator of which is the number of annual installments remaining to be paid.

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            (c) Distribution in Case of Certain  Disability - In the event of an
Employee's Disability prior to a calendar year elected by the Employee under Paragraph 5(a) (2) of this Plan for distribution to commence, distribution of the Employee's Account shall commence in the month following the month in which the Employee terminates employment for disability, in accordance with the Employee's election under Paragraph S(b) of this Plan as to the form of distribution. The actual date that distribution shall commence shall be a date within such month determined by the Committee in its sole discretion.
            (d) Distribution in Case of Death - In the event of an Employee's death, the balance of the Employee's Account shall be distributed to the__ Employee's Beneficiary(ies) over a period of not more than five (S) years, in accordance with his election on Schedules A and B (filed with the Committee) for distribution in case of death. Any change in the period over which such payments are made shall only apply to future deferrals. Such distribution shall be made in a manner consistent with Paragraph 5(b) of this Plan and shall commence in the month of January of the year after the year of the Employee's death, on a date within said month to be determined by the Committee in its sole discretion. Additional annual payments for distributions made over a period of more than one year shall be made on the yearly anniversaries of such date. In the event of an Employee's death after distribution of his Account has commenced, any election under this Paragraph S(d) shall not extend the time of payment of his Account beyond the time when distribution would have been completed if he had lived. An Employee may change Beneficiary designations by filing a subsequent Schedule B with the Committee.
            (e) Request for Change in Distribution - An Employee, Beneficiary or a legal representative may request a change in the timing, frequency or amount of payments made from an Employee's Account by filing a written request therefor with the Committee. The Committee may, in its sole discretion, grant such request only if the Committee determines that an emergency beyond the control of the Employee, Beneficiary or legal representative exists and which would cause such Employee, beneficiary or legal representative severe financial hardship if the payment of such benefits were not approved. Any such distribution for hardship shall be limited to the amount needed to meet such emergency. An Employee who makes a hardship withdrawal may not reenter this Plan for 12 months after the date of withdrawal. Any distribution under this Paragraph 5(e) shall commence within 30 days after the Committee grants such request for hardship withdrawal.
            (f) Employment not Terminated if Transferred to Company-Owned Corporation - For the purposes of this Paragraph 5, an Employee shall not be deemed to have terminated his employment if he is transferred to the employ of a corporation in which the Company owns a majority equity interest.

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            (g) Company may Distribute in Lump-Sum if Distributable  Amount Less
Than $5,000 - The Company reserves the right to make a lump-sum distribution, notwithstanding any other provision of this Plan, if the total Assets in an Employee's Account are $5,000 or less at any time after the Employee ceases to be employed by the Company.
      6. UNFUNDED ADJUSTMENTS To MAKE UP FOR REDUCED BENEFIT UNDER PENSION PLAN. If an Employee, on termination of employment or thereafter, or a Beneficiary of the Employee under the Pension Plan, is entitled to any benefit under the Pension Plan, the Company shall pay out of its general funds a supplementary benefit (at such time after the Employee's retirement and in such manner as the Committee in its sole discretion shall determine) equivalent to the excess of the amount computed in (a) below over the amount computed in (b) below:
            (a) The benefit to which the Employee or such Beneficiary would have been entitled if the Employee's Final Earnings, as defined in the Pension Plan, had included all Compensation earned which would have been included in his Final Earnings if this Plan were not in effect.
            (b) The actual benefit to which the Employee or such Beneficiary is entitled under the Pension Plan.
      7. ASSIGNMENT. No benefit under the Plan shall in any manner or to any extent be assigned, alienated, or transferred by any Employee or Beneficiary under the Plan or subject to attachment, garnishment or other legal process.
      8 PLAN DOES NOT CONSTITUTE AN EMPLOYMENT AGREEMENT. This Plan shall not constitute a contract for the continued employment of any Employee by the Company. The Company reserves the right to modify an Employee's compensation at any time and from time to time as it considers appropriate and to terminate his employment for any reason at any time notwithstanding this Plan.
      9. AMENDMENT OR TERMINATION OF THE PLAN BY THE COMPANY. The Board of Directors of the Company may, in its sole discretion, amend, modify or terminate this Plan at any time, provided, however, that no such amendment, modification or termination shall materially adversely affect the right of an Employee in respect of Deferred Compensation previously earned by him which has not been paid, unless such Employee or his legal representative shall consent to such change.
      10. WHAT CONSTITUTES NOTICE. Any notice to an Employee, Beneficiary or legal representative hereunder shall be given either by delivering it or by depositing it in the United States mail, postage prepaid, addressed to his last known address. Any notice to the Company or the Committee hereunder (including the filing of Schedules A and B) shall be given either by delivering it, or depositing it in the United States mail, postage prepaid, to the Secretary of the Employee Benefits Committee, Public Service Electric and Gas Company, 80 Park Plaza T2B, P. 0. Box 570, Newark, New Jersey 07101.

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      11. ADVANCE  DISCLAIMER OF ANY WAIVER ON THE PART OF THE COMPANY.  Failure
by the Company to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of any such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of any such right or power at any other time or times.
      12. EFFECT ON INVALIDITY OF ANY PART OF THE PLAN. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
      13. PLAN BINDING ON ANY SUCCESSOR OWNER. Except as otherwise provided herein, this Plan shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any corporation which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged.
      14. LAWS GOVERNING THIS PLAN. Except to the extent federal law applies, this Plan shall be governed by the laws of the State of New Jersey.
      15. MISCELLANEOUS. The masculine pronoun shall mean the feminine wherever appropriate.

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                                                                      SCHEDULE A

              DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES OF
             PUBLIC SERVICE ELECTRIC AND GAS COMPANY (THE "PLAN")

             Elections in Connection With Deferral of Compensation

Section 1.  Election as to Compensation to be Deferred.

      Note: THIS SECTION IS TO BE USED TO MAKE OR TO CHANGE AN ELECTION  UNDER
            PARAGRAPH 3 OF THE PLAN. ANY CHANGE IN ELECTION MUST BE MADE NO LATER THAN DECEMBER 31 OF THE YEAR PRECEDING THE YEAR IN WHICH YOU WISH THE CHANGE TO APPLY.

      I hereby elect to defer, in accordance with the provisions of the Plan:

      __________        (a)   a month of my Compensation; or

      __________        (b)   All of my  Compensation  in excess of $_________
                        per year.

Section 2.  Election as to Commencement of Distribution From Account

      Note: THIS  SECTION  IS TO BE USED (A) WHEN  FIRST  BECOMING  AN  EMPLOYEE
            COVERED BY THE PLAN AND (B) PRIOR TO DECEMBER 31ST OF ANY GIVEN YEAR IF THERE IS TO BE ANY CHANGE IN THE ORIGINAL ELECTION. ANY SUCH CHANGE WILL ONLY APPLY TO FUTURE DEFERRALS.

      I hereby elect, in accordance with the provisions of the Plan, to have distribution from my Account commence:

      __________        (a)   Within  thirty  (30)  days  after I cease  to be
                        employed by the Company.

      __________        (b) In the  month of  January,  __________,  unless I am
                        employed by the Company at such time, in which case within 30 days after I cease to be employed by the Company.

                                                Employee's Initials __________
                                                                Date__________


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                                                                    SCHEDULE A-2

Section 3.  Election as to the Timing of the Distribution

      Note: THIS  SECTION  IS TO BE USED (A) WHEN  FIRST  BECOMING  AN  EMPLOYEE
            COVERED BY THE PLAN AND (B) PRIOR TO DECEMBER 31ST OF ANY GIVEN YEAR IF THERE IS TO BE ANY CHANGE IN THE ORIGINAL ELECTION. ANY SUCH CHANGE WILL ONLY APPLY TO FUTURE DEFERRALS.

      I hereby elect, in accordance with the provisions of the Plan, to have the distribution of my Account paid:

      __________  (a)   In one lump sum.

      __________  (b)   In  annual  installments  over a  period  of five  (5)
years.

      __________        (c)   In  annual  installments  over a  period  of ten
                        (10) years.

Section 4.  Election As To Method Of Distribution In Case of Death

      Note: THIS  SECTION TO BE USED TO SELECT THE METHOD OF  DISTRIBUTION  IN
            THE CASE OF DEATH. PERIOD SELECTED MAY NOT BE MORE THAN FIVE (5) YEARS.

      In case of my death, I hereby elect, in accordance with the provisions of the Plan, to have the distribution of my Account paid over a period of _____ year(s) to my Beneficiary(ies) designated on Schedule B.

______________________, 19___


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Witness                                   Employee Signature


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                                                                      SCHEDULE B

              DEFERRED COMPENSATION PLAN FOR CERTAIN EMPLOYEES OF
             PUBLIC SERVICE ELECTRIC AND GAS COMPANY (THE "PLAN")

                         DESIGNATION OF BENEFICIARY(IES)

      In the event of my death, I hereby designate the following individuals, fiduciaries or other entities, either in their own right or in their representative capacity, in the proportions and in the priority of interest designated, to be the beneficiaries of any benefits owing to me, under the Plan.
      PRIMARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder. If any one or more of the primary beneficiaries designated hereunder shall predecease me, such beneficiary's share(s) shall be divided equally among the remaining primary beneficiaries.

                                        PROPORTIONATE
    NAME AND PRESENT ADDRESS         INTEREST OF PRIMARY       RELATIONSHIP
   OF PRIMARY BENEFICIARY(IES)        BENEFICIARY(IES)          TO EMPLOYEE

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                                                                      SCHEDULE B

      SECONDARY BENEFICIARIES - The following beneficiary(ies) shall receive all benefits payable under the Plan in the event of my death in the proportions designated hereunder only if all of my Primary Beneficiaries have predeceased me. If all Primary Beneficiaries have predeceased me and if any one or more of the Secondary Beneficiaries designated hereunder shall predecease me, such Secondary Beneficiary's share(s) shall be divided equally among the Secondary Beneficiaries.

                                        PROPORTIONATE
    NAME AND PRESENT ADDRESS         INTEREST OF PRIMARY       RELATIONSHIP
   OF PRIMARY BENEFICIARY(IES)        BENEFICIARY(IES)          TO EMPLOYEE

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      ESTATE - In the event I have declined to designate a Beneficiary hereunder or if all of the Beneficiaries that I have designated predecease me, then all benefits payable under the Plan shall be payable to my Estate.

Date:__________



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Witness                                   Employee's Signature